EXHIBIT 10.12


                             AMENDMENT NO. 3 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                                     Dated as of August 20, 1999

                  AMENDMENT NO. 3 AND WAIVER TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of February 12, 1999 among Glenoit Corporation, a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders listed on the signature pages thereof as the Restatement Lenders (the "Lenders"), the bank listed on the signature pages thereof as the Issuing Bank (the "Issuing Bank"), Banque Nationale de Paris, as the swing line bank (the "Swing Line Bank") and as administrative agent (the "Agent") for the Lender Parties and the arranger (the "Arranger"), Fleet National Bank, as syndication agent (the "Syndication Agent"), and LaSalle Bank National Association, as documentation agent (the "Documentation Agent"; together with the Agent and the Syndication Agent, the "Agents").

                  PRELIMINARY STATEMENTS:

                  (1) The Borrower, the Lenders and the Agents have entered into a Third Amended and Restated Credit Agreement dated as of February 12, 1999 (as amended by Amendment No. 1 dated as of April 14, 1999, and Amendment No. 2 dated as of June 29, 1999, and as further amended, supplemented or modified to date, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

                  (2) The Borrower, the other Loan Parties and the Lenders have agreed to amend the Credit Agreement and the Third Amended and Restated Security Agreement as hereinafter set forth.

                  SECTION 1. Waiver to the Credit Agreement. The Borrower hereby requests that the Required Lenders waive, and by their signature on the signature pages hereto, the Required Lenders hereby waive as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4: (a) maintenance of the Total Leverage Ratio less than or equal to the ratio set forth in Section 5.04(a) for the Rolling Period ending in July 1999; and (b) maintenance of the Senior Leverage Ratio less than or equal to the ratio set forth in Section 5.04(a) for the Rolling Period ending in July 1999.

                  SECTION 2. Amendments to the Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 below, hereby amended as follows:

                  (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms thereto in the proper alphabetic order and each such defined term shall read as follows:


                  "'AGGREGATE REVOLVER BORROWINGS' means the sum of the aggregate principal of the Working Capital Advances and the Swing Line Advances."

                  "'DISCOUNTED FABRIC RECEIVABLES AMOUNT' means the product of
                  (a) the amount of Fabric Program Receivables (as determined based on the most recent Borrowing Base Certificate delivered to the Lender Parties hereunder) and (b) 1.00 minus the lesser of (i) 0.10 and (ii) the effective discount rate applied by the Fabric Program Purchaser to the Fabric Program Receivables purchased by such Fabric Program Purchaser."

                  "'REVOLVER BORROWING LIMIT' means, (a) on any date occurring in: (i) August 1999, the lesser of (A) the Loan Value of the Eligible Collateral and (B) $56,000,000; and

                             (ii) September 1999 and October 1999, the lesser of
                                  (A) the Loan Value of Eligible Collateral and
                                  (B) (1) $56,000,000 or (2) IF THE Borrower
                                  shall have entered into a Fabric Factoring
                                  Program, the difference between $60,000,000 and the Discounted Fabric Receivables Amount; and

                        (b) on any date occurring (i) thereafter and on or prior to November 5, 1999, the lesser of (A) the Loan Value of Eligible Collateral and (B) (1) $51,000,000 or (2) if the Borrower shall have entered into a Fabric Factoring Program, the difference between $55,000,000 and the Discounted Fabric Receivables Amount;

                             (ii) after November 5, 1999 and on or prior to
                                  November 12, 1999, the lesser of (A) the Loan Value of Eligible Collateral and (B) (1) $46,000,000 or (2) if the Borrower shall have entered into a Fabric Factoring Program, the difference between $50,000,000 and the Discounted Fabric Receivables Amount;

                            (iii) after November 12, 1999 and on or prior to
                                  November 19, 1999, the lesser of (A) the Loan Value of Eligible Collateral and (B) (1) $41,000,000 or (2) if the Borrower shall have entered into a Fabric Factoring Program, the difference between $45,000,000 and the Discounted Fabric Receivables Amount; and

                             (iv) after November 19, 1999, the lesser of (A) the
                                  Loan Value of Eligible Collateral and (B) (1) $36,000,000 or (2) if the Borrower shall have entered into a Fabric Factoring Program, the difference between $40,000,000 and the Discounted Fabric Receivables Amount;

in each case, such Loan Value as determined from the most recent Borrowing Base Certificate delivered to the Lender Parties hereunder."

                        (b) Section 2.06(b)(iii) is hereby amended and restated in its entirety to read as follows:

"(iii) The Borrower shall, on each Business Day, prepay an aggregate principal amount of Working Capital Advances comprising part of the same Borrowings, the Swing Line Advances and the Letter of Credit Advances equal to an amount (without duplication of amounts payable under both clauses (A) and (B) below) by which (A) (1) the sum of the aggregate principal amount of (x) the Working Capital Advances, (y) the Swing Line Advances and (z) the Letter of Credit Advances then outstanding plus the aggregate Available Amounts of all Letters of Credit then outstanding exceeds (2) the lesser of the Working Capital Facility and the Loan Value of Eligible Collateral on such Business Day (as determined based on the most recent Borrowing Base Certificate delivered to the Lender Parties hereunder) and (B) (1) the outstanding Aggregate Revolver Borrowings exceed (2) the Revolver Borrowings Limit on such Business Day, provided, that on each Business Day occurring on or after August 24, 1999 and on or prior to October 22, 1999, for the purposes of making the calculation in this clause (B), the outstanding Aggregate

Revolver Borrowings shall be reduced by the amount of interest accrued and paid pursuant to Section2.07 in full in cash on or after August 24, 1999 and on or prior to October 22, 1999."

                        (c) Section 3.02 is hereby amended by (i) deleting the word "and" immediately preceding clause (b) thereof and (i) deleting the punctuation"." at the end thereof and substituting therefor the phrase:

                  ", and (c) the amount of the Aggregate Revolver Borrowings, before and after giving effect to each Working Capital Advance, Swing Line Advance and Letter of Credit Advance requested in any Notice of Borrowing and Notice of Issuance, as the case may be, shall be less than or equal to the applicable Revolver Borrowings Limit."

                        (d) Section 5.02(f) is hereby amended by (i) deleting the word "and" at the end of clause (vi) thereof,
                             (ii) inserting the phrase "clauses (i) through (vi) of" immediately after the phrase "Investments not otherwise permitted under" in clause (vii) thereof, and (iii) deleting the punctuation "." from the end of clause (vii) thereof and replacing it with the phrase:

                  ", and (viii) Investments in Cash Equivalents in an aggregate amount not to exceed $2,000,000 at anytime."

                        (e) Section 5.04(a)(i) is hereby amended by: (i) deleting the ratio "6.00:1.00" set forth in respect of Fiscal Month August 1999 and substituting therefor the ratio "6.60:1.00"; (ii) deleting the ration "5.85:1.00" set forth in respect of Fiscal Month September 1999 and substituting therefor the ratio "6.75:1.00"; (iii) inserting immediately after the Fiscal Month September 1999 the following:

                               ---------------------------- --------------------
                               Fiscal Month                 Ratio
                               ---------------------------- --------------------
                               October 1999                 5.85:1.00
                               ---------------------------- --------------------
                               November 1999                5.85:1.00
                               ---------------------------- --------------------

                        (f) Section 5.04(a)(ii) is hereby amended by: (i) deleting the ratio "3.70:1.00" set forth in respect of Fiscal Month August 1999 and substituting therefor the ratio "4.05:1.00"; (ii) deleting the ratio "3.70:1.00: set forth in respect of Fiscal Month 1999 and substituting therefor the ratio "4.15:1.00"; (iii) inserting immediately after the Fiscal Month September 1999 the following:

                                ---------------------------- -------------------
                                Fiscal Month                 Ratio
                                ---------------------------- -------------------
                                ---------------------------- -------------------
                                October 1999                 3.70:1.00
                                ---------------------------- -------------------
                                ---------------------------- -------------------
                                November 1999                3.70:1.00
                                ---------------------------- -------------------

                        (g) Section 5.04(c) is hereby amended by deleting the ratio "1.65:1.00" set forth in respect of Fiscal Month September 1999 and substituting therefor the ratio "1.4:1.00".

                  SECTION 3. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when the Agent shall have received:

                  (a) counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment, and the consent attached hereto executed by each of the Guarantors and each of the Grantors;

                  (b) for the benefit of each Lender, an amendment fee for the account of each Lender in an amount equal to 0.25% of such Lender's aggregate Commitments; and

                  (c) for the benefit of the Working Capital Lenders, $1,500,000 as a prepayment under Section 2.06(a).

Furthermore, this Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

                  SECTION 4. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

                  (a) the representations and warranties contained in each Loan Document are correct on and as of the date hereof, after giving effect to this Amendment, as though made on and as of the date hereof, other than any such representations or warranties that by their terms, refer to a specific date, in which case, as of such specific date: and

                  (b) no Default has occurred and is continuing under the Credit Agreement, as amended hereby, or would result from this Amendment or the consummation of the transactions contemplated hereby.

                  SECTION 5. Reference to and Effect on the Loan Documents. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the Other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                  (b) the Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, not constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 6. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment, the Notes and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of the Amendment and the other instruments and documents to be delivered hereunder, and agree to save the Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

                  SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                       GLENOIT CORPORATION


                                   By  /s/ Lester D. Sears
                                       -----------------------------------------
                                       Title:  EVP and CFO


                                       GLENOIT UNIVERSAL, LTD.


                                   By  /s/ Lester D. Sears
                                       -----------------------------------------
                                       Name: Lester D. Sears
                                       Title:  EVP and CFO

                                       GLENOIT ASSETS CORP.


                                   By  /s/ Lester D. Sears
                                       -----------------------------------------
                                       Name: Lester D. Sears
                                       Title: EVP and CFO


                                   AMERICAN PACIFIC ENTERPRISES, INC.
                                   By  /s/ Lester D. Sears
                                       -----------------------------------------
                                       Name: Lester D. Sears
                                       Title: EVP and CFO


                                       GRAND AVENUE CORP.
                                   By  /s/ Lester D. Sears
                                       -----------------------------------------
                                       Name: Lester D. Sears
                                       Title: EVP and CFO

                                   EX-CELL HOME FASHIONS, INC.
                                   By  /s/ Lester D. Sears
                                       -----------------------------------------
                                       Name:  Lester D. Sears
                                       Title:  EVP and CFO


                                   EX-CELL OF BENTONVILLE, INC.
                                   By  /s/ Lester D. Sears
                                       -----------------------------------------
                                       Name: Lester D. Sears
                                       Title:EVP and CFO


                                   EX-CELL LINDE OF CAROLINA, INC.
                                   By  /s/ Lester D. Sears
                                       -----------------------------------------
                                       Name: Lester D. Sears
                                       Title: EVP and CFO

                                       AGENT

                                   BANQUE NATIONALE DE PARIS,
                                   as Agent


                                   By  /s/ Alan Mustachi
                                       -----------------------------------------
                                       Title: Director


                                   By  /s/ John Caparella
                                       -----------------------------------------
                                       Title: VP




                                   LENDERS

                                   BANQUE NATIONALE DE PARIS


                                   By  /s/ Alan Mustachi
                                       -----------------------------------------
                                       Title: Director


                                   By  /s/ John Caparella
                                       -----------------------------------------
                                       Title: VP

                                   BOEING CAPITAL CORPORATION


                                   By  /s/ David Nelson
                                       -----------------------------------------
                                       Name: David Nelson
                                       Title: Special Credits Officer


                                   CENTURA BANK


                                   By  /s/ Lowry Perry
                                       -----------------------------------------
                                       Name: Lowry Perry
                                       Title: VP


                                   COMERICA


                                   By  /s/ David W. Shirey
                                       -----------------------------------------
                                       Name: David W. Shirey
                                       Title: Assistant Vice President

                                   DEUTSCHE FINANCIAL SERVICES


                                   By  /s/ Philip G. Porcher, IX
                                       -----------------------------------------
                                       Name: Philip G. Porcher, IX
                                       Title: Vice President

                                   FIRST SOURCE FINANCIAL LLP,
                                   By  First Source Financial, Inc. as its
                                   Agent/Manager


                                   By  /s/ Gregory R. Cooper
                                       -----------------------------------------
                                       Name: Gregory R. Cooper
                                       Title: Senior Vice President

                                   FLEET BANK, N.A.


                                   By  /s/ Alfred Bonfantini
                                       -----------------------------------------
                                       Name: Alfred Bonfantini
                                       Title: Senior Vice President

                                   Floating Rate Porfolio
                                   By:  INVESCO Senior Secured Management,
                                       Inc., as attorney in fact


                                   By  /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Name: Anne M. McCarthy
                                       Title: Authorized Signatory

                                   LASALLE BANK NATIONAL
                                   ASSOCIATION


                                   By  /s/ Kristen J. Lindbergh
                                       -----------------------------------------
                                       Name: Kristen J. Lindbergh
                                       Title: Corporate Banking Officer

                                   KZH ING-1 LLC


                                   By  /s/ Virginia Conway
                                       -----------------------------------------
                                       Name: Virginia Conway
                                       Title:Authorized Agent

                                   KZH ING-2 LLC


                                   By  /s/ Virginia Conway
                                       -----------------------------------------
                                       Name: Virginia Conway
                                       Title:Authorized Agent

                                   KZH ING-3 LLC


                                   By  /s/ Virginia Conway
                                       -----------------------------------------
                                       Name: Virginia Conway
                                       Title:Authorized Agent

                                   METROPOLITAN LIFE INSURANCE
                                   COMPANY


                                   By  /s/ James R. Dinger
                                       -----------------------------------------
                                       Name: James R. Dinger
                                       Title: Director

                          VAN KAMPEN SENIOR FLOATING RATE FUND


                                   By  /s/ Jeffrey W. Maillet
                                       -----------------------------------------
                                       Name: Jeffrey W. Maillet
                                       Title: Senior Vice President and Director
                          VAN KAMPEN PRIME RATE INCOME TRUST


                                   By  Jeffrey W. Maillet
                                       -----------------------------------------
                                       Name: Jeffrey W. Maillet
                                       Title: Senior Vice President and Director